UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 4, 2020 (January 29, 2020)
____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NATI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2020, Karen M. Rapp, National Instruments Corporation's ("NI") Chief Financial Officer, was appointed as NI’s principal accounting officer within the meaning of SEC rules. Ms. Rapp, age 52, joined NI in May 2017 and has served as Executive Vice President, Chief Financial Officer and Treasurer since that time. Ms. Rapp served as Senior Vice President of Corporate Development of NXP Semiconductors N.V. ("NXP"), a Dutch global semiconductor manufacturer, after NXP acquired Freescale Semiconductor in December 2015. Ms. Rapp previously served in several positions at Freescale, including serving as Vice President and Chief Information Officer from April 2013 to December 2015 and as Director of Operations and Finance, Global Sales and Marketing from April 2010 to April 2013. Ms. Rapp holds a bachelor’s degree in Finance from Northern Illinois University and a master’s degree in Business Administration from the University of Texas at Austin. Ms. Rapp is currently a director of Plexus Corp., a publicly traded company. John Roiko will continue to serve as NI’s Vice President of Finance and Chief Accounting Officer.

Ms. Rapp is not a party to any arrangement or understanding regarding her selection as the principal accounting officer. There are no family relationships between Ms. Rapp and any executive officers, directors, or person nominated or chosen by NI to become a director or executive officer of NI. Ms. Rapp is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ R. Eddie Dixon, Jr.
Name: R. Eddie Dixon, Jr. Title: Vice President, General Counsel and Secretary

Date: February 4, 2020